Exhibit 99.1

THIS NEWS RELEASE IS INTENDED FOR DISTRIBUTION IN CANADA ONLY AND IS NOT AUTHORIZED FOR DISTRIBUTION TO UNITED STATES NEWSWIRE SERVICES OR FOR DISSEMINATION IN THE UNITED STATES

ATHENA GOLD CORPORATION ANNOUNCES ISSUANCE OF BONUS SHARES, PROMISSORY NOTE AND SHARES FOR DEBT

Vacaville, CA ---- June 7, 2024. Athena Gold Corporation (CSE: ATHA) (OTCQB: AHNR) (“Athena” or the “Company”) is pleased to announce, subject to approval of the Canadian Securities Exchange, the issuance of an aggregate of 600,000 shares in the common stock of the Company as bonus shares (“Bonus Shares”) to two independent directors and the Chief Financial Officer of the Company as compensation in appreciation and recognition of their services. The Bonus Shares are being issued at a deemed price of CDN $0.05 per share.

The issuance of the 600,000 Bonus Shares to the Company’s two directors and officer constitutes a “related party transaction” as this term is defined in Multilateral Instrument 61-101: Protection of Minority Securityholders in Special Transactions (“MI 61-101”). The Company intends to rely on the exemptions from the valuation and minority stockholder approval requirements of MI 61-101 contained in sections 5.5(a) and 5.7(1)(a) of MI 61-101 as the fair market value of the Bonus Shares does not exceed 25% of the Company's market capitalization.

All Bonus Shares issued are subject to a four month and a day hold period.

None of the Bonus Shares have been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any applicable state securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the 1933 Act) or persons in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the foregoing securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Issuance of Promissory Note

The Company announces that it has agreed, subject to approval of the Canadian Securities Exchange, to issue an unsecured promissory note (a “Promissory Note”) to John C. Power, the Company’s President and Chief Executive Officer (the “Lender”), in exchange for cash loans in the aggregate amount of US $100,000 (the “Loan”), which Loan consists of US $92,500 in cash advances and US $7,500 in accrued management fees.

The Promissory Note is due and payable on January 2, 2026 (the “Maturity Date”). Interest on the principal amount of the Promissory Note will accrue from the original date of issue at a rate of six percent (6%) per annum, calculated and payable monthly, until the Maturity Date. The Company shall have the option of prepaying the whole or any part of the principal amount of the Promissory Note (together with all accrued and unpaid interest thereon) at any time without notice, bonus or penalty. Proceeds of the Loan are to be used for general working capital or property acquisitions as may be determined by the Board of Directors.

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The issuance of the Promissory Note and the Loan constitutes a “related party transaction” as this term is defined in Multilateral Instrument 61-101: Protection of Minority Securityholders in Special Transactions (“MI 61-101”) as the Lender is a director and officer of the Company. The Company intends to rely on the exemptions from the valuation and minority stockholder approval requirements of MI 61-101 contained in sections 5.5(a) and 5.7(1)(a) of MI 61-101 as the fair market value of the Promissory Note does not exceed 25% of the Company's market capitalization.

Shares for Debt

The Company has agreed to settle outstanding debt in the amount of CDN $15,000.00 (the “Debt”) owing to an arm’s length creditor through the issuance of 300,000 shares of common stock in the capital of the Company (the “Common Shares”) at a deemed price of CDN $0.05 per Common Share (the “Debt Transaction”).

The Board of Directors has determined it is in the best interests of the Company to settle the outstanding Debt through the issuance of the Common Shares to preserve the Company’s cash for ongoing operations.

Closing of the Debt Transaction is subject to customary closing conditions, including approval of the Canadian Securities Exchange, and intends to close as soon as practicable. The Common Shares to be issued pursuant to the Debt Transaction will be subject to a hold period of four months and one day from the date of issuance.

The Common Shares issued pursuant to the Debt Transaction have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any applicable state securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the 1933 Act) or persons in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the foregoing securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Athena Gold Corporation

Athena is engaged in the business of mineral exploration and the acquisition of mineral property assets. Its objective is to locate and develop economic precious and base metal properties of merit and to conduct additional exploration drilling and studies on the Project.

For further information about Athena Gold Corporation and our Excelsior Springs Gold project, please visit www.athenagoldcorp.com.

On Behalf of the Board of Directors

John C. Power

Chief Executive Officer and President

For further information, please contact:

Phone: John C. Power, 707-291-6198

Email: info@athenagoldcorp.com

Jason Libenson

President and CCO

Castlewood Capital Corporation

1(647)-534-9884

Email: jason@castlewoodcapital.ca

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Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future exploration plans and the completion of a phase 2 drill program at the Project, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, QAQC procedures at the Project were followed, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise.

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